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                                                                    EXHIBIT 23.2

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79021) pertaining to the ResortQuest Savings & Retirement Plan (the "Plan") of our report dated June 14, 2002 with respect to the Plan's financial statements, notes and schedule included in this Annual Report (Form 11-K) for the year ended December 31, 2001.



                                       /s/ Cannon & Company
                                       -----------------------------------------
                                       Cannon & Company
                                       June 27, 2003